                                                                   EXHIBIT 10.14
                                   AGREEMENT

TORCH, INC.
401, Whitney Avenue, Suite 104
Gretna, LA 70056-2596
USA
Tel: +1-504-3677030
Fax: +1-504-3677075
hereinafter referred to as the BUYER,

and

SAS GOUDA B.V.
Tielweg 1
2803 PK Gouda
The Netherlands
Tel: +31-182-538800
Fax: +31-182-534443
hereinafter referred to as the SELLER,

whereas

the Seller is a well known manufacturer of offshore pipe tensioning equipment and cable laying equipment and in this respect has a sound reputation in the offshore markets in Europe, the Middle East and the Far East;
the Seller, however, has not yet made a substantial sale in the North American market for such equipment and is desirous to enter that market;
the Seller is desirous to have a "launching customer" who is willing to act as a "reference client" in that market;
the Buyer has the intention to buy offshore pipe tensioning equipment and cable laying equipment;

have concluded this Agreement as follows:

1. Seller shall grant Buyer a twenty per cent (20%) discount off the official Seller's price list for offshore pipe tensioning- and cable laying equipment, including spare parts and consumables for all future purchases made by the Buyer for a period of five (5) years from the effective date written hereunder.

2. Seller shall be Buyer's preferred supplier of the subject offshore pipe tensioning equipment and cable laying equipment for a period of five (5) year from the date written hereunder.

3. Buyer has no obligation whatsoever to purchase any offshore pipe tensioning equipment and cable laying equipment or services from Seller.

The Effective Date of this Agreement is March 18, 1998.

Now, this Agreement is duly signed by the respective Authorized Officers of Buyer and Seller:


For Buyer:                              For Seller:

(Name)  Patrice Chemin                  (Name) Peter J. Engleman
       -----------------------------          ---------------------------

(Position) Executive Vice President     (Position) Managing Director
          --------------------------              -----------------------

(Date)  March 18, 1998                  (Date)  March 13, 1998
      ------------------------------         ----------------------------

(Signature) /s/ PATRICE CHEMIN          (Signature) /s/ PETER J. ENGLEMAN
           -------------------------               ----------------------